An $8 million New Markets Tax Credits (NMTC) allocation by Building America CDE, Inc. (Building America) has brought union participation to a project to rehabilitate a landmark building on an historic campus in Detroit, MI. The NMTC allocation by the subsidiary of the AFL-CIO Housing Investment Trust (HIT) finances the rehab of the elementary school building at The School at Marygrove in the northwest area of the city. The elementary school will serve K-5 students as part of the institution’s “cradle-to-career” educational model. In partnership with the Detroit Public Schools Community District, the approach will extend through the elementary school levels to high school and adult classes across The School at Marygrove’s 53-acre campus.

As part of the $28 million financing, a combined $16 million in NMTC were allocated by Building America and The Community Builders CDE, bringing much needed critical capital to the project. The rehab project included mechanical, electrical, and plumbing upgrades and resulted in the creation of 137 quality construction jobs. All work was performed by union members, a commitment made by the nonprofit partner, Marygrove Conservancy, as part of its agreement with Building America.

"Marygrove Conservancy is thrilled to have such committed partners as AFL-CIO HIT and Building America supporting our work,” says Tom Lewand, CEO of Marygrove Conservancy. “Complex financing projects like these don't exist without the kinds of resources provided through new market tax credits which have been critical towards our educational campus transformation".

The School at Marygrove is the third project allocated NMTC by Building America in Detroit. In 2017, Building America allocated $8.5 million to Detroit Manufacturing Systems followed by a $14.5 million allocation to Sugar Hill Apartments in 2020. Together these projects have created nearly 300 union construction jobs. Building America’s commitment to fund projects that create positive outcomes for their communities like Veterans Housing at Sugar Hill, quality permanent manufacturing jobs within the city boundaries like at Detroit Manufacturing Systems, and public education to local community children at Marygrove is part of its mission to revitalize neighborhoods and act as catalysts for additional development in low-income communities.

The school’s inaugural K-2 students attended their first classes in the 65,000 square-foot, three-story building in August. With the establishment of the elementary school, 35 new, permanent teaching jobs were created. At a luncheon hosted by Building America and the HIT to welcome teachers to the new school, attendees remarked at the craftmanship of the work performed by the union construction teams at this historical building. In addition to the modernization of all classrooms, the facility now features a library, a reading room and “makerspace rooms” where kids will do a variety of engineering and creative projects. An innovative playground also is underway to help young students “explore and stay in touch with nature,” according to the school’s principal Lisa Williams.

“We want to make sure our scholars are well rounded and healthy mentally, spiritually, physically and emotionally,” Williams says.

"With an inaugural school year and no established PTA yet to facilitate events,” says Building America’s CEO Harpreet Peleg. “We jumped at the opportunity to host the event to show our support for the teachers and staff and for the launch of this amazing new school,” says Peleg.

“We are enormously proud to be one part of the extraordinary history and vision of The School at Marygrove,” says Peleg. “It is an honor for us that union capital and labor will play an important role in the transformation of Marygrove and its continuing legacy of excellence in learning and commitment to social justice.”

Harpreet Peleg , CEO, Building America CDE, Inc. addresses teachers and staff

About Building America

Building America CDE, Inc. was established as a subsidiary of the AFL-CIO Housing Investment Trust (HIT) in 2010. The U.S. Treasury Department’s CDFI Fund certified Building America as a Community Development Entity, making it eligible to offer federal New Markets Tax Credits to investors. Building America has been awarded $240 million of these tax credits since 2011. More information is available on Building America’s website, www.buildingamericacde.com.

About the HIT

The HIT is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at the HIT’s website or by calling 202-331-8055. The prospectus should be read carefully before investing.

AFL-CIO Housing Investment Trust | 1227 25th Street NW, Suite 500, Washington, DC 20037

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